36. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events
SUBSEQUENT EVENTS
36.	SUBSEQUENT EVENTS

The ‘Covid Account’

On January 26, 2021, Aneel published its Dispatch 181, setting the periods for payment, and the amounts of the monthly quotas, of the Energy Development Account (Conta de Desenvolvimento Energético – CDE) payable by distribution agents under the ‘Covid Account’, for amortization of the lending transaction contracted by the CCEE to support the cash position of distribution agentes, as specified in Normative Resolution 885 of 2020, and explained in Note 1 to the financial statements.

The monthly charge payable by Cemig D is approximately R$ 41 per month, to be paid to the CCE as from the ordinary tariff adjustment process of 2021, with payment until the 10th day of the subsequent month. Under Aneel Technical Note 05/2021-SGT, this amount will be included in tariffs for 48 months (2021 to 2025), and Aneel will revisit, annually, the parameters for the definition of the charge; any residual balance will be returned to customers at the end of the period. To guarantee an equilibrium between tariff coverage, payment and collection, the Covid Account CDE Charge will be subject to calculation of CVA and Neutrality.

Process of evaluation of disinvestment strategies

A process of evaluation of structures for disinvestment of the Company’s equity interest in the share capital of TAESA is in progress, within the overall concept of optimization of the Company’s allocation of capital. The process is at the phase of identification and assessment by the Company’s Executive Board, with the help of specialized advisors, of the alternatives available for making the disinvestment and does not does not constitute an offer for sale of the Company’s equity interest in Taesa. As soon as the analyses on a model and structure for a potential disinvestment of the Company’s interest in Taesa are finalized, the matter will be submitted to the Company’s Board of Directors for consideration.